UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

DECEMBER 28, 2017
Date of Report (Date of earliest event reported)

LIVING 3D HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Commission File Number: 000-01900

NEVADA (State or other jurisdiction of incorporation)	87-0451230 (I.R.S. Employer Identification No.)

RM. 1801-02, OFFICE TOWER TWO, GRAND PLAZA, 625 NATHAN ROAD, MONGKOK, KOWLOON, HONG KONG (Address of principal executive offices)	___-____ (Zip Code)

Registrant’s telephone number, including area code: (852) 3563-9280

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

As used in this report, “we”, “us”, “our”, and the “Company” refer to Living 3D Holdings, Inc., a Nevada corporation.  Further, this report is in furtherance of the events which we reported in our Current Report on Form 8-K dated December 4, 2017 (the “December 4, 2017 Form 8-K”) as filed with the Securities and Exchange Commission on December 6, 2017.  All terms used herein and not defined have the meanings associated with them as set forth in the December 4, 2017 Form 8-K.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On December 28, 2017, we completed the Share Exchange pursuant to the Agreement on the terms as set forth in Item 1.01 of the December 4, 2017 Form 8-K.  Please refer to Item 1.01 for a description of the material terms and conditions of the Share Exchange.

Ms. So Ka Yan, the wife of Man Wah Stephen Yip, our Chairman of the Board of Directors and our Chief Executive Officer, is the principal shareholder of the Company and the sole shareholder of Hong Kong Cryptocurrency Exchange Limited.  Ms. So Ka Yan received 40,000,000 restricted shares of the Company, representing 100% of the shares issued to the HKCCEX Shareholder, in exchange for her 100% equity interest in Hong Kong Cryptocurrency Exchange Limited.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

Pursuant to the Agreement, the Company issued an aggregate of 40,000,000 restricted shares of its $0.001 par value common stock to the HKCCEX Shareholder in exchange for 100% of the issued and outstanding common stock of HKCCEX.

The issuance of the shares to the HKCCEX Shareholder pursuant to the Agreement was exempt from registration under the Securities Act pursuant to Section 4(2) and/or Regulation D thereof.

ITEM 9.01FINANCIAL STATEMENTS AND EXHIBITS.

(a)Financial Statements Of Businesses Acquired.

The Financial Statements of Hong Kong Cryptocurrency Exchange Limited as of September 30, 2017 and for the period from inception (April 19, 2017) through September 30, 2017 (Unaudited) are filed herewith as Exhibit 99.1.

(b)Pro Forma Financial Information.

The Unaudited Pro Forma Combined Financial Information of Living 3D Holdings, Inc. and Hong Kong Cryptocurrency Exchange Limited are filed herewith as Exhibit 99.2.

(c)Shell company transactions.

Not applicable.

(d)Exhibits.

Exhibit
Number	Description

99.1	Financial Statements of Hong Kong Cryptocurrency Exchange Limited as of September 30, 2017 and for the period from inception (April 19, 2017) through September 30, 2017 (Unaudited).
99.2	Unaudited Pro Forma Combined Financial Information of Living 3D Holdings, Inc. and Hong Kong Cryptocurrency Exchange Limited.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: January 3, 2018	Living 3D Holdings, Inc. Registrant /s/ MAN WAH STEPHEN YIP BY: Man Wah Stephen Yip, Chairman of the Board of Directors